U.S. SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, D.C. 20549
3:

                                                                    Form 8-K/A
4:

                                                        CURRENT REPORT
                                          Pursuant lo Section 13 or 15(d) of
                                         The Securities Exchange  Act of 1934
7:
                                  Date of Earliest Event Reported: April 9,2003
8:

                                                         Unicorp, Inc.
                         (Exact name of registrant as specified in its charter)
17:

    Nevada (State or             000-10351        75-1764386
    other jurisdiction of       Commission    (IRS Employer
    incorporation or             File No.              Identification No.)
:         jurisdiction)


                                  1907 Tarpley Court Katy, Texas 77493
                                  (Address of principal executive offices
                                                 including zip code)


                                                      (713)347-1221
                    (Registrant's telephone number, including area code)

















Item 4. Changes in Registrant's Certifying Accountant

On April 9, 2003, Unicorp. Inc. ("Unicorp) dismissed Ham, Langston
& Brezina, L.L.P. as its principal accountant anf engaged Malone & Bailey, PLLC ("M&B") as its principal accountant. The decision to change principal accountants was necessitated because HL&B indicated to Uniccip that they were no longer independent due to unpaid prior year audit fees. The decision to change principal accountants was recommended and approved by the Board of Directors of Unicorp. The change will be effective immediately.
HL&B's reports on the consolidated financial statements of Unicorp for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. The reports did include an explanatory paragraph, describing an uncertainty about Unicorp's ability to continue as a going concern for a reasonable period of time. During the past rwo fiscal years and through the date of this Current Report, there have been no disagreernent with HL&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved M the satisfaction of HL&B, would have caused it to make reference to the subject matter in connection with its reports on Unicorp's consolidated financial statements for such years, nor have there been any reportable events as listed in item
304(a)(l)(v) of Regulation S-K. During the past two fiscal years and through the date of this Current Re-port, Unicoip has not consulted with M&B regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

HL&B was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of HL&B's letter dated April 9, 2003 is attached hereto as
Exhibit 16.1.

Item 7. Financial Statements and Exhibits

(a) Financial Statements

            Not applicable.

(b) Pnoforma Financial Information

            Not applicable.

(c)  Exhibits

       Item    Description
       16.1    Letter from Ham, Langston & Brezina, L.L.P. dated April
                        9  ,2003
75:

                                                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Unicorp, Inc. has duly caused this, report to be signed on its behalf by the undersigned thereunto duly authorized.

77:    		 UNICORP, INC.

Date: April 9,2003	By:     /s/John Mairou
                                              ____________________
                                              John Marrou
                                              Chief Financial Officer




HAM,  LANGSTON &  BREZINA, L.L.P.

Certified Public Accountants
          11550 Fuqua,  Suite 575    Houston  Tx  77034


April 9, 2003

Securities and Exchange Commis$ion
Washington, D.C. 20549
96:

 Ladies and Gentlemen:

 We were previously principal accountants for Unicorp, Inc. and under the date of April 11,2002 we reported on the consolidated financial statements of Unicorp. Inc. as of December 31,2001 and for the two years in the period then ended. On April 9, 2003, our appointment as principal accountants was terminated. We have read Unicorp.
Inc.'s statements included under Item 4 of its Form S-K dated
April 9,2003. We agree with such statements, except that we are not in a position to agree or disagree with Unicorp, Inc.'s statement that the change was recommended by the Company's board of directors.

Very truly yours,

  /s/  Ham, Langston & Brezina
Hafi, Langston & Brezina, L.L.P.